Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Shapiro, as Chief Executive Officer of Six Flags, Inc. (the “Company”) certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)          the accompanying Form 10-Q report for the period ending September 30, 2006 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 9, 2006

/s/ Mark Shapiro
Mark Shapiro
President and Chief Executive Officer